Exhibit 99.2
UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS

In re	LocatePlus Holdings	Case No. Reporting Period	11—15791 7/1 — 7/31
MONTHLY OPERATING REPORT
Complete and submit to the United States Trustee within 15 days after end of month
Submit copy of report to any official committee appointed in the case

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	YES

Schedule of Cash Receipts and Disbursements	MOR-2	YES

Copies of Debtor’s Bank Reconciliations		YES

Copies of Debtor’s Bank Statements		YES

Copies of Cash Disbursements Journals		YES

Statement of Operations	MOR-3	YES

Balance Sheet	MOR-4	YES

Schedule of Post-Petition Liabilities	MOR-5	YES

Copies of IRS Form 6123 or payment receipt

Copies of tax returns filed during reporting period

Detailed listing of aged accounts payables		YES

Accounts Receivable Reconciliation and Aging	MOR-6	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

/s/ Brian McHugh Signature of Debtor	9/20/11 Date

Signature of Joint Debtor	Date

/s/ Brian McHugh Signature of Authorized Individual*	9/20/11 Date

Brian McHugh Printed Name of Authorized Individual	CFO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
COVER PAGE
9/04

LocatePlus Holdings Debtor	Case No. Reporting Period	11—15791 7/1 — 7/31
MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.
X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X

MOR-1
9/04

LocatePlus Holdings Debtor	Case No. Reporting Period	11—15791 7/1 — 7/31
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.
A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	30473				30473
RECEIPTS
CASH SALES					0
ACCOUNTS RECEIVABLE					0
LOANS AND ADVANCES					0
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
TRANSFERS (FROM DIP ACCTS)	976.28				976.28

TOTAL RECEIPTS	976.28				976.28

DISBURSEMENTS
NET PAYROLL					0
PAYROLL TAXES					0
SALES, USE & OTHER TAXES					0
INVENTORY PURCHASES					0
SECURED/RENTAL/LEASES					0
INSURANCE					0
ADMINISTRATIVE					0
SELLING					0
OTHER (ATTACH LIST)	46963.88				46963.88
					0

OWNER DRAW *					0
TRANSFERS (TO DIP ACCTS)					0
					0

PROFESSIONAL FEES					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0

TOTAL DISBURSEMENTS	46963.88				46963.88

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)

CASH — END OF MONTH	-15514.6				-15514.6

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

TOTAL DISBURSEMENTS	46963.88

LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	46963.88

MOR-2
9/04

LocatePlus Holdings Debtor	Case No. Reporting Period	11—15791 7/1 — 7/31
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues		0
Less: Returns and Allowances		0
Net Revenue	0	0
COST OF GOODS SOLD		0
Beginning Inventory		0
Add: Purchases		0
Add: Cost of Labor		0
Add: Other Costs (attach schedule)		0
Less: Ending Inventory		0
Cost of Goods Sold		0
Gross Profit	0	0
OPERATING EXPENSES		0
Advertising		0
Auto and Truck Expense		0
Bad Debts		0
Contributions		0
Employee Benefits Programs	4023.85	4023.85
Insider Compensation* Board Member Fees		0
Insurance	11639.14	11639.14
Management Fees/Bonuses		0
Office Expense	11708.3	11708.3
Pension & Profit-Sharing Plans		0
Repairs and Maintenance		0
Rent and Lease Expense		0
Salaries/Commissions/Fees	73555.5	73555.5
Supplies		0
Taxes — Payroll	5519.62	5519.62
Taxes — Real Estate		0
Taxes — Other		0
Travel and Entertainment	5832.49	5832.49
Utilities		0
Other (attach schedule)		0
Total Operating Expenses Before Depreciation	112278.9	112278.9
Depreciation/Depletion/Amortization		0
Net Profit(Loss) Before Other Income & Expenses	-112278.9	-112278.9
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		0
Interest Expense		0
Other Expense (attach schedule)		0
Net Profit (Loss) Before Reorganization Items		0
REORGANIZATION ITEMS
Professional Fees		0
U.S. Trustee Quarterly Fees		0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		0
Gain(Loss) from Sale of Equipment		0
Other Reorganization Expenses (attach schedule)		0
Total Reorganization Expenses		0
Income Taxes		0
Net Profit(Loss)		0

*	“Insider” is defined in 11 U.S.C. Section 101(31).
MOR-3
9/04

LocatePlus Holdings Debtor	Case No. Reporting Period	11—15791 7/1 — 7/31
STATEMENT OF OPERATIONS — continuation sheet

Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date
Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
MOR-3
9/04

LocatePlus Holdings Debtor	Case No. Reporting Period	11—15791 7/1 — 7/31
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	15514.6
Restricted Cash and Cash Equivalents
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses	57064.14
Professional Retainers
Other Current Assets- Intercompany	53944108.24
TOTAL CURRENT ASSETS	54016686.98
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	0
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)
TOTAL OTHER ASSETS	0
TOTAL ASSETS	54016686.98

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	3047.75
Taxes Payable (refer to ...)
Wages Payable
Notes Payable
Rent / Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders — Employee accruals	136002.89
Other Postpetition Liabilities (attach schedule)
TOTAL POST-PETITION LIABILITIES	139050.64
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES
OWNER EQUITY
Capital Stock	571200.89
Additional Paid-In Capital	42993359.06
Partners’ Capital Account	3094435.93
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity — Net Income	7218640.46
Post-Petition Contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	53877636.34

TOTAL LIABILITIES AND OWNERS’ EQUITY	54016686.98
Insider is defined in 11 U.S.C. Section 101(31)
MOR-4
9/04

LocatePlus Holdings Debtor	Case No. Reporting Period	11—15791 7/1 — 7/31
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets
Intercompany — Certifion	478050.98
Intercompany — Metrigenics	1116553.68
Intercompany — ESP	651628.14
Intercompany — Dataphant	283.47
Intercompany — Worldwide Information	958839.73
Intercompany — LocatePlus Corp	50738752.24
Due To/From Total	53944108.24

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)
Restricted Cash: cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.
MOR-4
9/04

LocatePlus Holdings Debtor	Case No. Reporting Period	11—15791 7/1 — 7/31
STATUS OF POST-PETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Income Tax Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Income Tax Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Withholding for Employee Healthcare
Premiums, Pensions & Other Benefits
Total Taxes						0
SUMMARY OF UNPAID POST-PETITION DEBTS
Attach aged listing of accounts payables

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	3047.75					3047.75
Wages Payable						0
Taxes Payable						0
Rent/Leases-Building						0
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other: Accrued Vacation						0
Other:						0
Total Postpetition Debts	3047.75	0				3047.75
Explain how and when the Debtor intends to pay any past-due post-petition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
MOR-5
9/04

LocatePlus Holdings Debtor	Case No. Reporting Period	11—15791 7/1 — 7/31
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
MOR-6
9/04

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS

In re LocatePlus Corp	Case No. 11-15793 Reporting Period 7/1 — 7/31
MONTHLY OPERATING REPORT
Complete and submit to the United States Trustee within 15 days after end of month
Submit copy of report to any official committee appointed in the case

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Monthly Reporting Questionnaire	MOR-1	YES

Schedule of Cash Receipts and Disbursements	MOR-2	YES

Copies of Debtor’s Bank Reconciliations		YES

Copies of Debtor’s Bank Statements		YES

Copies of Cash Disbursements Journals		YES

Statement of Operations	MOR-3	YES

Balance Sheet	MOR-4	YES

Schedule of Post-Petition Liabilities	MOR-5	YES

Copies of IRS Form 6123 or payment receipt

Copies of tax returns filed during reporting period

Detailed listing of aged accounts payables		YES

Accounts Receivable Reconciliation and Aging	MOR-6	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

/s/ Brian McHugh Signature of Debtor	9/20/11 Date

Signature of Joint Debtor	Date

/s/ Brian McHugh Signature of Authorized Individual*	9/20/11 Date

Brian McHugh Printed Name of Authorized Individual	CFO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
COVER PAGE
9/04

	Case No.	11-15793
LocatePlus Corp	Reporting
Debtor	Period	7/1 - 7/31
MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business		X
this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor-in-possession		X
account this reporting period? If yes, provide an explanation below.

3. Have any payments been made on pre-petition debt, other than payments in the normal		X
course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.

4. Have any payments been made to professionals? If yes, attach listing including date		X
of payment, amount of payment, and name of payee.

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes,		X
attach listing including date of payment, amount and reason for payment, and name of payee.

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X

MOR-1
9/04

LocatePlus Corp	Case No. 11-15793
Debtor	Reporting Period 7/1 — 7/31
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.
A bank reconciliation must be attached for each account.

			BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	71455				71455

RECEIPTS
CASH SALES					0
ACCOUNTS RECEIVABLE	302983.78				302983.78
LOANS AND ADVANCES					0
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
TRANSFERS (FROM DIP ACCTS)					0
					0

TOTAL RECEIPTS	302983.78				302983.78

DISBURSEMENTS
NET PAYROLL					0
PAYROLL TAXES					0
SALES, USE & OTHER TAXES					0
INVENTORY PURCHASES					0
SECURED/RENTAL/LEASES					0
INSURANCE					0
ADMINISTRATIVE	4577.24				4577.24
SELLING	143586.71				143586.71
OTHER (ATTACH LIST)					0
					0
OWNER DRAW *					0
TRANSFERS (TO DIP ACCTS)	169574.69				169574.69

PROFESSIONAL FEES					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0
TOTAL DISBURSEMENTS	317738.64				317738.64

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)
CASH — END OF MONTH	56700.14				56700.14

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS	317738.64
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	317738.64
MOR-2
9/04

LocatePlus Corp	Case No. 11-15793
Debtor	Reporting Period 7/1 — 7/31
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	320074.12	320074.12
Less: Returns and Allowances		0
Net Revenue	320074.12	320074.12
COST OF GOODS SOLD		0
Beginning Inventory		0
Add: Purchases		0
Add: Cost of Labor		0
Add: Other Costs (attach schedule)		0
Less: Ending Inventory		0
Cost of Goods Sold	173772.13	173772.13
Gross Profit	146301.99	146301.99
OPERATING EXPENSES		0
Advertising		0
Auto and Truck Expense		0
Bad Debts		0
Contributions		0
Employee Benefits Programs	4435.07	4435.07
Insider Compensation* Board Member Fees		0
Insurance		0
Management Fees/Bonuses		0
Office Expense	15494.01	15494.01
Pension & Profit-Sharing Plans		0
Repairs and Maintenance		0
Rent and Lease Expense	41533.84	41533.84
Salaries/Commissions/Fees	42082.34	42082.34
Supplies	467.5	467.5
Taxes — Payroll	3230.45	3230.45
Taxes — Real Estate		0
Taxes — Other		0
Travel and Entertainment	685	685
Utilities	7745.99	7745.99
Other (attach schedule)		0
Total Operating Expenses Before Depreciation	115674.2	115674.2
Depreciation/Depletion/Amortization		0
Net Profit(Loss) Before Other Income & Expenses	30627.79	30627.79
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	2698.4	2698.4
Interest Expense		0
Other Expense (attach schedule)	368.4	368.4
Net Profit (Loss) Before Reorganization Items	33694.59	33694.59
REORGANIZATION ITEMS
Professional Fees		0
U.S. Trustee Quarterly Fees		0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		0
Gain(Loss) from Sale of Equipment		0
Other Reorganization Expenses (attach schedule)		0
Total Reorganization Expenses		0
Income Taxes		0
Net Profit(Loss)		0

* “Insider” is defined in 11 U.S.C. Section 101(31).	MOR-3
9/04

LocatePlus Corp Debtor	Case No. 11-15793 Reporting Period 7/1 — 7/31
STATEMENT OF OPERATIONS — continuation sheet

		Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date
Other Costs

Other Operational Expenses

Other Income

Collection of Bad Debt	2698.4

Other Expenses

Pre petition write off of AP item	368.4

Other Reorganization Expenses

Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
MOR-3
9/04

LocatePlus Corp	Case No.	11 — 15793
Debtor	Reporting Period	7/1 — 7/31

BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	56700.14
Restricted Cash and Cash Equivalents
Accounts Receivable (Net)	324762.88
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets-Intercompany
TOTAL CURRENT ASSETS	381463.02
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	5170914.71
Leasehold Improvements	621942.55
Vehicles
Less Accumulated Depreciation	-5792857.26
TOTAL PROPERTY & EQUIPMENT	0
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	50655015.52
TOTAL OTHER ASSETS	50655015.52
TOTAL ASSETS	51036478.54

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	168047.78
Taxes Payable (refer to ...)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders - Employee accruals	32635.38
Other Postpetition Liabilities (attach schedule)
TOTAL POST-PETITION LIABILITIES	200683.16
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES
TOTAL LIABILITIES
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings-Pre-Petition	-52135819.6
Retained Earnings-Postpetition
Adjustments to Owner Equity - Net Income	1662457.01
Post-Petition Contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	-50473362.59
TOTAL LIABILITIES AND OWNERS’ EQUITY	-50272679.43
Insider is defined in 11 U.S.C. Section 101(31)
MOR-4
9/04

LocatePlus Corp	Case No. 11-15793
Debtor	Reporting Period 7/1 — 7/31
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

__________________________________

Other Assets
Security Deposits — Company	101000

Security Deposits — Customers	-17263.28

Due To/From LPHC	-50738752.24

Due To/From Total	-50655015.52

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities

__________________________________

__________________________________

__________________________________

__________________________________
Adjustments to Owner Equity

__________________________________

__________________________________

__________________________________
Postpetition Contributions (Distributions) (Draws)
Restricted Cash: cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.
MOR-4
9/04

LocatePlus Corp	Case No.	11 — 15793
Debtor	Reporting Period	7/1 — 7/31

STATUS OF POST-PETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Income Tax Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Income Tax Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Withholding for Employee Healthcare
Premiums, Pensions & Other Benefits
Total Taxes						0
SUMMARY OF UNPAID POST-PETITION DEBTS

	Number of Days Past Due
Attach aged listing of accounts payables	Current	0-30	31-60	61-90	Over-90	Total
Accounts Payable	92086.09	13660.93				105747.02
Wages Payable						0
Taxes Payable						0
Rent/Leases-Building		41533.84	20766.92			62300.76
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other: Accrued Vacation						0
Other:						0
Total Postpetition Debts	92086.09	55194.77	20766.92	0		168047.78

Explain how and when the Debtor intends to pay any past-due post-petition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
MOR-5
9/04

LocatePlus Corp	Case No. 11-15793
Debtor	Reporting Period 7/1 — 7/31
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	360255
+ Amounts billed during the period	320074.12
- Amounts collected during the period	302983
Total Accounts Receivable at the end of the reporting period	377346.12

Accounts Receivable Aging	Amount
0 - 30 days old	337699
31 - 60 days old	14367
61 - 90 days old	20722
91+ days old	4938
Total Accounts Receivable	377726
Amount considered uncollectible (Bad Debt)	-53099
Accounts Receivable (Net)	324627
MOR-6
9/04

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS

In re	Worldwide Information	Case No.	11—15798
		Reporting Period	7/1 — 7/31
MONTHLY OPERATING REPORT
Complete and submit to the United States Trustee within 15 days after end of month
Submit copy of report to any official committee appointed in the case

	Form	Document	Explanation
REQUIRED DOCUMENTS	No.	Attached	Attached
Monthly Reporting Questionnaire	MOR-1	YES

Schedule of Cash Receipts and Disbursements	MOR-2	YES

Copies of Debtor’s Bank Reconciliations		YES

Copies of Debtor’s Bank Statements		YES

Copies of Cash Disbursements Journals		YES

Statement of Operations	MOR-3	YES

Balance Sheet	MOR-4	YES

Schedule of Post-Petition Liabilities	MOR-5	YES

Copies of IRS Form 6123 or payment receipt

Copies of tax returns filed during reporting period

Detailed listing of aged accounts payables		YES

Accounts Receivable Reconciliation and Aging	MOR-6	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

/s/ Brian McHugh Signature of Debtor	9/20/11 Date

Signature of Joint Debtor	Date

/s/ Brian McHugh Signature of Authorized Individual*	9/20/11 Date

Brian McHugh Printed Name of Authorized Individual	CFO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
COVER PAGE
9/04

Worldwide Information	Case No.	11—15798
Debtor	Reporting Period	7/1 — 7/31
MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.
X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X

MOR-1
9/04

Worldwide Information	Case No.	11—15798
Debtor	Reporting Period	7/1 — 7/31
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.
A bank reconciliation must be attached for each account.

			BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING @ 7/1	5101.42				5101.42

RECEIPTS
CASH SALES					0
ACCOUNTS RECEIVABLE	16968.96				16968.96
LOANS AND ADVANCES					0
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
TRANSFERS (FROM DIP ACCTS)	3515.96				3515.96

TOTAL RECEIPTS	20484.92				20484.92

DISBURSEMENTS
NET PAYROLL					0
PAYROLL TAXES					0
SALES, USE & OTHER TAXES					0
INVENTORY PURCHASES					0
SECURED/RENTAL/LEASES					0
INSURANCE					0
ADMINISTRATIVE					0
SELLING					0
OTHER (ATTACH LIST)	9222.7				9222.7
					0
OWNER DRAW *					0
TRANSFERS (TO DIP ACCTS)					0
					0
PROFESSIONAL FEES					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0

TOTAL DISBURSEMENTS	9222.7				9222.7

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)					0

CASH — END OF MONTH	16363.64				16363.64

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS		9222.7

LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		9222.7

MOR-2
9/04

Worldwide Information	Case No.	11—15798
Debtor	Reporting Period	7/1 — 7/31
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	49502	49502
Less: Returns and Allowances		0
Net Revenue	49502	49502
COST OF GOODS SOLD		0
Beginning Inventory	0	0
Add: Purchases	8539.16	8539.16
Add: Cost of Labor	12874.09	12874.09
Add: Other Costs (attach schedule)	251.95	251.95
Less: Ending Inventory		0
Cost of Goods Sold	21665.2	21665.2
Gross Profit	27836.8	27836.8
OPERATING EXPENSES		0
Advertising		0
Auto and Truck Expense		0
Bad Debts		0
Contributions		0
Employee Benefits Programs		0
Insider Compensation*		0
Insurance		0
Management Fees/Bonuses		0
Office Expense	448.09	448.09
Pension & Profit-Sharing Plans		0
Repairs and Maintenance		0
Rent and Lease Expense		0
Salaries/Commissions/Fees	4033.57	4033.57
Supplies		0
Taxes — Payroll	274.72	274.72
Taxes — Real Estate		0
Taxes — Other		0
Travel and Entertainment		0
Utilities		0
Other (attach schedule)		0
Total Operating Expenses Before Depreciation	4756.38	4756.38
Depreciation/Depletion/Amortization	0	0
Net Profit(Loss) Before Other Income & Expenses	23080.42	23080.42
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		0
Interest Expense		0
Other Expense (attach schedule)		0
Net Profit (Loss) Before Reorganization Items	23080.42	23080.42
REORGANIZATION ITEMS
Professional Fees		0
U.S. Trustee Quarterly Fees		0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		0
Gain(Loss) from Sale of Equipment		0
Other Reorganization Expenses (attach schedule)		0
Total Reorganization Expenses		0
Income Taxes		0
Net Profit(Loss)	23080.42	23080.42

*	“Insider” is defined in 11 U.S.C. Section 101(31).
MOR-3
9/04

Debtor	Case No.
Reporting Period
STATEMENT OF OPERATIONS — continuation sheet

Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date
Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
MOR-3
9/04

Worldwide Information	Case No.	11—15798
Debtor	Reporting Period	7/1 — 7/31
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF
	CURRENT REPORTING	BOOK VALUE ON
ASSETS	MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	16363.64
Restricted Cash and Cash Equivalents
Accounts Receivable (Net)	52942.89
Notes Receivable
Inventories
Prepaid Expenses	1109.9
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS
PROPERTY AND EQUIPMENT	70416.43
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	89924.56
Leasehold Improvements	2200
Vehicles
Less Accumulated Depreciation	-92124.56
TOTAL PROPERTY & EQUIPMENT	0
OTHER ASSETS	0
Loans to Insiders
Other Assets (attach schedule)	-958839.73
TOTAL OTHER ASSETS	-958839.73
TOTAL ASSETS	-888423.3

	BOOK VALUE AT END OF
	CURRENT REPORTING	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	101.75
Taxes Payable (refer to ...)
Wages Payable
Notes Payable
Rent / Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders — Employee accruals	11164.82
Other Postpetition Liabilities (attach schedule)	35796.76
TOTAL POST-PETITION LIABILITIES	47063.33
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES
TOTAL LIABILITIES
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition	-983557
Retained Earnings — Postpetition
Adjustments to Owner Equity — net income	48070.37
Post-Petition Contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	-935486.63

TOTAL LIABILITIES AND OWNERS’ EQUITY	-888423.3
Insider is defined in 11 U.S.C. Section 101(31)
MOR-4
9/04

Worldwide Information	Case No.	11—15798
Debtor	Reporting Period	7/1 — 7/31
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities

Sales Tax Payable	2094.76
Unearned Revenue	33702

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)
Restricted Cash: cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.
MOR-4
9/04

Worldwide Information	Case No.	11—15798
Debtor	Reporting Period	7/1 — 7/31
STATUS OF POST—PETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Income Tax Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Income Tax Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Withholding for Employee Healthcare
Premiums, Pensions & Other Benefits
Total Taxes	0					0
SUMMARY OF UNPAID POST-PETITION DEBTS
Attach aged listing of accounts payables

			Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	101.75					101.75
Wages Payable						0
Taxes Payable						0
Rent/Leases-Building						0
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other:						0
Other:						0
Total Postpetition Debts	101.75	0				101.75
Explain how and when the Debtor intends to pay any past-due post-petition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
MOR-5
9/04

Worldwide Information	Case No.	11—15798
Debtor	Reporting Period	7/1 — 7/31
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	27676.22
+ Amounts billed during the period	49235.63
- Amounts collected during the period	16968.96
Total Accounts Receivable at the end of the reporting period	59942.89

Accounts Receivable Aging	Amount
0 - 30 days old	44078.11
31 - 60 days old	3200.92
61 - 90 days old	1380
91+ days old	4283.86
Total Accounts Receivable	52942.89
Amount considered uncollectible (Bad Debt)	7000
Accounts Receivable (Net)	45942.89
MOR-6
9/04

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS

In re	Certifion dba Entersect	Case No.	11-15795
		Reporting Period	7/1/-7/31
MONTHLY OPERATING REPORT
Complete and submit to the United States Trustee within 15 days after end of month
Submit copy of report to any official committee appointed in the case

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Monthly Reporting Questionnaire	MOR-1	YES
Schedule of Cash Receipts and Disbursements	MOR-2	YES
Copies of Debtor’s Bank Reconciliations		YES
Copies of Debtor’s Bank Statements		YES
Copies of Cash Disbursements Journals		YES
Statement of Operations	MOR-3	YES
Balance Sheet	MOR-4	YES
Schedule of Post-Petition Liabilities	MOR-5	YES
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Detailed listing of aged accounts payables		YES
Accounts Receivable Reconciliation and Aging	MOR-6	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

/s/ Brian McHugh Signature of Debtor	9/20/11 Date

Signature of Joint Debtor	Date

/s/ Brian McHugh Signature of Authorized Individual*	9/20/11 Date

Brian McHugh Printed Name of Authorized Individual	CFO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
COVER PAGE
9/04

Certifion dba Entersect	Case No.	11-15795
Debtor	Reporting Period	7/1/-7/31
MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business		X
this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession		X
account this reporting period? If yes, provide an explanation below.

3. Have any payments been made on pre-petition debt, other than payments in the normal		X
course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.

4. Have any payments been made to professionals? If yes, attach listing including date		X
of payment, amount of payment, and name of payee.

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes,		X
attach listing including date of payment, amount and reason for payment, and name of payee.

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X

MOR-1
9/04

Certifion dba Entersect	Case No.	11-15795
Debtor	Reporting Period	7/1/-7/31
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING @ 7/1	36133				36133

RECEIPTS
CASH SALES					0
ACCOUNTS RECEIVABLE	113784				113784
LOANS AND ADVANCES					0
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
TRANSFERS (FROM DIP ACCTS)					0
					0

TOTAL RECEIPTS	113784				113784

DISBURSEMENTS
NET PAYROLL					0
PAYROLL TAXES					0
SALES, USE & OTHER TAXES					0
INVENTORY PURCHASES					0
SECURED/RENTAL/LEASES					0
INSURANCE					0
ADMINISTRATIVE	20360				20360
SELLING					0
OTHER (ATTACH LIST)					0
					0

OWNER DRAW *					0
TRANSFERS (TO DIP ACCTS)	19452				19452
					0

PROFESSIONAL FEES					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0

TOTAL DISBURSEMENTS	39812				39812

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)					0

CASH — END OF MONTH	110105				110105

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

TOTAL DISBURSEMENTS		39812

LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		19452
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		20360

MOR-2
9/04

Certifion dba Entersect	Case No.	11-15795
Debtor	Reporting Period	7/1/-7/31
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	97621	193301
Less: Returns and Allowances		0
Net Revenue	97621	193301
COST OF GOODS SOLD		0
Beginning Inventory	0	0
Add: Purchases	17003	18224
Add: Cost of Labor		0
Add: Other Costs (attach schedule)		0
Less: Ending Inventory		0
Cost of Goods Sold	17003	18224
Gross Profit	80618	175077
OPERATING EXPENSES		0
Advertising		0
Auto and Truck Expense		0
Bad Debts		0
Contributions		0
Employee Benefits Programs		0
Insider Compensation*		0
Insurance		0
Management Fees/Bonuses		0
Office Expense	2492	2992
Pension & Profit-Sharing Plans		0
Repairs and Maintenance		0
Rent and Lease Expense	1072	1072
Salaries/Commissions/Fees	11544	15495
Supplies		0
Taxes-Payroll	789	1072
Taxes-Real Estate		0
Taxes-Other		0
Travel and Entertainment		0
Utilities		0
Other (attach schedule)		0
Total Operating Expenses Before Depreciation	15897	20631
Depreciation/Depletion/Amortization	0	0
Net Profit(Loss) Before Other Income & Expenses	64721	154446
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		0
Interest Expense	50	50
Other Expense (attach schedule)		0
Net Profit (Loss) Before Reorganization Items	64671	154396
REORGANIZATION ITEMS
Professional Fees		0
U.S. Trustee Quarterly Fees		0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		0
Gain(Loss) from Sale of Equipment		0
Other Reorganization Expenses (attach schedule)		0
Total Reorganization Expenses		0
Income Taxes		0
Net Profit(Loss)	64671	154396

*	“Insider” is defined in 11 U.S.C. Section 101(31).
MOR-3
9/04

Case No.

Debtor	Reporting Period

STATEMENT OF OPERATIONS — continuation sheet

Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month	Filing to Date
Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
MOR-3
9/04

Certifion dba Entersect	Case No.	11-15795
Debtor	Reporting Period	7/1/-7/31
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	110105
Restricted Cash and Cash Equivalents
Accounts Receivable (Net)	184403
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)	0
TOTAL CURRENT ASSETS
PROPERTY AND EQUIPMENT	294508
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	39284
Leasehold Improvements
Vehicles
Less Accumulated Depreciation	-39284
TOTAL PROPERTY & EQUIPMENT	0
OTHER ASSETS	0
Loans to Insiders
Other Assets (attach schedule)	-478051
TOTAL OTHER ASSETS	-478051
TOTAL ASSETS	-183543

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	1410
Taxes Payable (refer to ...)
Wages Payable	10437
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders
Other Postpetition Liabilities (attach schedule)	175754
TOTAL POST-PETITION LIABILITIES	187601
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES
TOTAL LIABILITIES
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings-Pre-Petition	-525540
Retained Earnings-Postpetition	154396
Adjustments to Owner Equity (attach schedule)
Post-Petition Contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	-371144
TOTAL LIABILITIES AND OWNERS’ EQUITY	-183543
Insider is defined in 11 U.S.C. Section 101(31)
MOR-4
9/04

Certifion dba Entersect	Case No.	11-15795
Debtor	Reporting Period	7/1/-7/31
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets
Due to LPHC	-478051

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities

Deferred Revenue	175754

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)
Restricted Cash: cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.
MOR-4
9/04

Certifion dba Entersect	Case No.	11-15795
Debtor	Reporting Period	7/1/-7/31
STATUS OF POST-PETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Income Tax Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Income Tax Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Withholding for Employee Healthcare
Premiums, Pensions & Other Benefits
Total Taxes	0					0
SUMMARY OF UNPAID POST-PETITION DEBTS
Attach aged listing of accounts payables

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	1409	0				1409
Wages Payable	10437	0				10437
Taxes Payable						0
Rent/Leases-Building						0
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other:						0
Other:						0
Total Postpetition Debts	11846	0	0	0	0	11846

Explain how and when the Debtor intends to pay any past-due post-petition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
MOR-5
9/04

Certifion dba Entersect	Case No.	11-15795
Debtor	Reporting Period	7/1/-7/31
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	218566
+ Amounts billed during the period	97621
- Amounts collected during the period	113784
Total Accounts Receivable at the end of the reporting period	202403

Accounts Receivable Aging	Amount
0 - 30 days old	134615
31 - 60 days old	9936
61 - 90 days old	5817
91+ days old	52035
Total Accounts Receivable	202403
Amount considered uncollectible (Bad Debt)	18000
Accounts Receivable (Net)	184403
MOR-6
9/04

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS

In re	Dataphant, Inc	Case No.	11-15794
		Reporting Period	7/1-7/31
MONTHLY OPERATING REPORT
Complete and submit to the United States Trustee within 15 days after end of month
Submit copy of report to any official committee appointed in the case
Information Related to Dataphant, Inc. is Consolidated in the Monthly Operating Report for LocatePLUS Holdings

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Monthly Reporting Questionnaire	MOR-1

Schedule of Cash Receipts and Disbursements	MOR-2

Copies of Debtor’s Bank Reconciliations

Copies of Debtor’s Bank Statements

Copies of Cash Disbursements Journals

Statement of Operations	MOR-3

Balance Sheet	MOR-4

Schedule of Post-Petition Liabilities	MOR-5

Copies of IRS Form 6123 or payment receipt

Copies of tax returns filed during reporting period

Detailed listing of aged accounts payables

Accounts Receivable Reconciliation and Aging	MOR-6
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Richard Spradley	9/20/11

Signature of Authorized Individual*	Date

Richard Spradley	President

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
COVER PAGE
9/04

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS

In re	Employment Screening Profiles	Case No.	11-15797
		Reporting Period	7/1-7/31
MONTHLY OPERATING REPORT
Complete and submit to the United States Trustee within 15 days after end of month
Submit copy of report to any official committee appointed in the case

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Monthly Reporting Questionnaire	MOR-1	YES

Schedule of Cash Receipts and Disbursements	MOR-2	YES

Copies of Debtor’s Bank Reconciliations		YES

Copies of Debtor’s Bank Statements		YES

Copies of Cash Disbursements Journals		YES

Statement of Operations	MOR-3	YES

Balance Sheet	MOR-4	YES

Schedule of Post-Petition Liabilities	MOR-5	YES

Copies of IRS Form 6123 or payment receipt

Copies of tax returns filed during reporting period

Detailed listing of aged accounts payables		YES

Accounts Receivable Reconciliation and Aging	MOR-6	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

/s/ Brian McHugh Signature of Debtor	9/20/11 Date

Signature of Joint Debtor	Date

/s/ Brian McHugh Signature of Authorized Individual*	9/20/11 Date

Brian McHugh Printed Name of Authorized Individual	CFO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
COVER PAGE
9/04

Employment Screening Profiles	Case No.	11-15797
Debtor	Reporting Period	7/1-7/31
MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.
X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X

MOR-1
9/04

Employment Screening Profiles	Case No.	11-15797
Debtor	Reporting Period	7/1-7/31
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.
A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	19066				19066
RECEIPTS
CASH SALES					0
ACCOUNTS RECEIVABLE	68873				68873
LOANS AND ADVANCES					0
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
TRANSFERS (FROM DIP ACCTS)					0

TOTAL RECEIPTS	68873				68873

DISBURSEMENTS
NET PAYROLL					0
PAYROLL TAXES					0
SALES, USE & OTHER TAXES					0
INVENTORY PURCHASES					0
SECURED/RENTAL/LEASES					0
INSURANCE					0
ADMINISTRATIVE	38226				38226
SELLING					0
OTHER (ATTACH LIST)	0				0
					0
OWNER DRAW *					0
TRANSFERS (TO DIP ACCTS)	1489				1489
					0
PROFESSIONAL FEES					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0

TOTAL DISBURSEMENTS	39715				39715

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)

CASH — END OF MONTH	48224				48224

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS	39715

LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	1489
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	38226

MOR-2
9/04

Employment Screening Profiles	Case No.	11-15797
Debtor	Reporting Period	7/1-7/31
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	45996	113836
Less: Returns and Allowances		0
Net Revenue	45996	113836
COST OF GOODS SOLD		0
Beginning Inventory		0
Add: Purchases	38811	56165
Add: Cost of Labor	5833	8533
Add: Other Costs (attach schedule)		0
Less: Ending Inventory		0
Cost of Goods Sold	44644	64698
Gross Profit	1352	49138
OPERATING EXPENSES		0
Advertising		0
Auto and Truck Expense		0
Bad Debts		0
Contributions		0
Employee Benefits Programs		0
Insider Compensation*		0
Insurance		0
Management Fees/Bonuses		0
Office Expense	2382	3485
Pension & Profit-Sharing Plans		0
Repairs and Maintenance		0
Rent and Lease Expense	2511	2850
Salaries/Commissions/Fees	370	5048
Supplies	0	110
Taxes — Payroll	37	385
Taxes — Real Estate		0
Taxes — Other		0
Travel and Entertainment		0
Utilities		0
Other (attach schedule)		0
Total Operating Expenses Before Depreciation	5300	11878
Depreciation/Depletion/Amortization	1021	3063
Net Profit(Loss) Before Other Income & Expenses	-4969	34197
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		0
Interest Expense		0
Other Expense (attach schedule)		0
Net Profit (Loss) Before Reorganization Items	-4969	34197
REORGANIZATION ITEMS
Professional Fees		0
U.S. Trustee Quarterly Fees		0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		0
Gain(Loss) from Sale of Equipment		0
Other Reorganization Expenses (attach schedule)		0
Total Reorganization Expenses		0
Income Taxes		0
Net Profit(Loss)	-4969	34197

*	“Insider” is defined in 11 U.S.C. Section 101(31).	MOR-3 9/04

Case No.

Debtor	Reporting Period

STATEMENT OF OPERATIONS — continuation sheet

Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date
Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
MOR-3
9/04

Employment Screening Profiles	Case No.	11-15797
Debtor	Reporting Period	7/1-7/31
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	48224
Restricted Cash and Cash Equivalents
Accounts Receivable (Net)	106476
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	154700
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	40837
Leasehold Improvements
Vehicles
Less Accumulated Depreciation	-19399
TOTAL PROPERTY & EQUIPMENT	21438
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	346784
TOTAL OTHER ASSETS	346784
TOTAL ASSETS	522922

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	13415
Taxes Payable (refer to ...)
Wages Payable	5894
Notes Payable
Rent / Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders
Other Postpetition Liabilities (attach schedule)
TOTAL POST-PETITION LIABILITIES	19309
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition	469415
Retained Earnings — Postpetition	34198
Adjustments to Owner Equity (attach schedule)
Post-Petition Contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	503613
TOTAL LIABILITIES AND OWNERS’ EQUITY	522922

Insider is defined in 11 U.S.C. Section 101(31)	MOR-4
9/04

Employment Screening Profiles	Case No.	11-15797
Debtor	Reporting Period	7/1-7/31
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets

Goodwill	998413
Due to LPHC	-651628

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: cash that is restricted for a specific use and not available to fund operations.	MOR-4
Typically, restricted cash is segregated into a separate account, such as an escrow account.	9/04

Employment Screening Profiles	Case No.	11-15797
Debtor	Reporting Period	7/1-7/31
STATUS OF POST-PETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Income Tax Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Income Tax Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Withholding for Employee Healthcare
Premiums, Pensions & Other Benefits
Total Taxes						0
SUMMARY OF UNPAID POST-PETITION DEBTS
Attach aged listing of accounts payables

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	11890	1525				13415
Wages Payable	2826	0				2826
Taxes Payable						0
Rent/Leases-Building						0
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other: Accrued Vacation	3068	0				16241
Other:						0
Total Postpetition Debts	17784	1525				19309

Explain how and when the Debtor intends to pay any past-due post-petition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

MOR-5 9/04

Employment Screening Profiles	Case No.	11-15797
Debtor	Reporting Period	7/1-7/31
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	184352
+ Amounts billed during the period	45996
- Amounts collected during the period	68873
Total Accounts Receivable at the end of the reporting period	161475

Accounts Receivable Aging	Amount
0 - 30 days old	107346
31 - 60 days old	-5185
61 - 90 days old	5634
91+ days old	53680
Total Accounts Receivable	161475
Amount considered uncollectible (Bad Debt)	55000
Accounts Receivable (Net)	106475
MOR-6
9/04